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                                                                   EXHIBIT 23.02

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2003, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-104801) and the related Prospectus of VistaCare, Inc. for the registration of shares of its common stock.


                                             /s/ Ernst & Young LLP


Phoenix, Arizona
April 30, 2003